Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF
Schedule of Investments
July 31, 2020 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 91.8%
Communication Services - 1.4%
9F, Inc. - ADR (a)	1,140	$2,223
Facebook, Inc. - Class A (a)	30	7,610
		9,833
Consumer Discretionary - 0.9%
Amazon.com, Inc. (a)	2	6,330
Financials - 67.8%
360 Finance, Inc. - ADR (a)	806	11,171
CNFinance Holdings Ltd. - ADR (a)	968	3,391
Elevate Credit, Inc. (a)	6	12
Enova International, Inc. (a)	8	129
FinVolution Group - ADR	19,978	40,555
Green Dot Corp. (a)	18	912
Hexindai, Inc. - ADR (a)	5,494	4,230
Jianpu Technology, Inc. - ADR (a)	19,054	12,328
LendingClub Corp. (a)	5,748	30,005
LendingTree, Inc. (a) (b)	478	165,527
LexinFintech Holdings Ltd. - ADR (a)	14,700	125,097
On Deck Capital, Inc. (a)	6,360	9,286
OneMain Holdings, Inc.	30	861
Qudian, Inc. - ADR (a)	17,858	28,930
Senmiao Technology Ltd. (a)	3,220	2,196
SOS Ltd. - ADR (a)	1,012	2,446
The Goldman Sachs Group, Inc.	36	7,127
Weidai Ltd. - ADR (a)	2,438	2,779
X Financial - ADR (a)	3,524	2,678
Yiren Digital Ltd. - ADR (a)	6,514	23,385
		473,045
Industrials - 2.0%
CoreLogic, Inc.	26	1,772
Equifax, Inc.	42	6,828
TransUnion	64	5,732
		14,332
Information Technology - 19.7%
Fair Isaac Corp. (a)	12	5,270
Fidelity National Information Services, Inc.	218	31,896
Fiserv, Inc. (a)	264	26,344
Global Payments, Inc.	100	17,802
GreenSky, Inc. - Class A (a)	5,712	32,244
Pagseguro Digital Ltd. - Class A (a)	190	7,264
PayPal Holdings, Inc. (a)	40	7,843
Square, Inc. - Class A (a)	68	8,830
		137,493
Total Common Stocks (Cost $890,217)		641,033

MONEY MARKET FUNDS - 0.5%
STIT-Government & Agency Portfolio - Institutional Class - 0.07% (c)	3,416	3,416
Total Money Market Funds (Cost $3,416)		3,416

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 22.0%
First American Government Obligations Fund - Class X - 0.07% (c)	153,397	153,397
Total Investments Purchased with Proceeds from Securities Lending (Cost $153,397)		153,397
Total Investments - 114.3%
(Cost $1,047,030)		$797,846

Percentages are based on Net Assets of $697,916.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of July 31, 2020. Total value of securities out on loan is $146,134 or 20.9% of net assets.
(c)	Seven-day yield as of July 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2020:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$641,033
Money Market Funds	3,416
Investments Purchased with Proceeds from Securities Lending	153,397
Total Level 1	797,846
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$797,846

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2020, there were no transfers into or out of Level 3 for the Fund.

Secured Borrowings (unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of July 31, 2020, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.